Terry Amisano Ltd.                                         AMISANO  HANSON
Kevin Hanson, CA                                    Chartered  Accountants

                      CONSENT OF INDEPENDENT REGISTERED
                           PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2/A of our report dated August 9, 2004 relating to the consolidated financial statements of Reese Corp. for the year ended June 30, 2004.



Vancouver, Canada                                         "Amisano Hanson"
November 23, 2004                                      Chartered  Accountants


750 WEST PENDER STREET, SUITE 604                     TELEPHONE:  604-689-0188
VANCOUVER CANADA                                      FACSIMILE:  604-689-9773
V6C  2T7                                            E-MAIL:  amishan@telus.net